SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 26, 1999



                         COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      1-9026                   76-0011617
          --------                      ------                   ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                       20555 SH 249
                      HOUSTON, TEXAS                        77070
                      --------------                        -----
        (Address of Principal Executive Offices)         (Zip Code)


                                     (281) 370-0670
                                     --------------
               (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)

      ITEM 5.  OTHER EVENTS.

      In a release dated January 26, 1999, Compaq Computer Corporation (NYSE:
CPQ) announced the creation of the AltaVista Company, a wholly owned subsidiary of Compaq based in Palo Alto, California. The announcement outlines Compaq's plans to establish AltaVista as a separate company to assert its worldwide leadership in the Internet arena. The news release is attached as Exhibit 99.

      ITEM 7.  EXHIBITS.

      Exhibit 99     News Release dated January 26, 1999 is attached.




                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 1999

                                                   COMPAQ COMPUTER CORPORATION



                                                   By: /s/ Earl L. Mason
                                                      ------------------------
                                                      Earl L. Mason
                                                      Senior Vice President and
                                                      Chief Financial Officer